SECURITIES AND EXCHANGE COMMISSION
                      Washington D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):   January 29, 1998



                         NEWRIDERS, INC.
      ------------------------------------------------------
      (Exact name of registrant as specified in its charter)



  Nevada                           000-22775                   77-0390222
--------------                ---------------            -------------------
(State of                      (Commission                (I.R.S. Employer
Incorporation)                  File Number)              Identification No.)




567 San Nicolas Drive, Suite 400, Newport Beach, California  92660
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             (Address of principal executive offices)



Registrant's telephone number, including area code  (714) 718-4630
                                                    ----------------



                               N/A
    ----------------------------------------------------------
  (Former name or former address, if changed since last report)



Item 4.     Changes in  Registrant's Certifying Accountant.

     Effective January 29, 1998, Newriders, Inc. (the "Registrant") dismissed Jones, Jensen & Company, as the independent accountant previously engaged by the Registrant to audit the financial statements of the Registrant.

     Jones, Jensen & Company previously audited the consolidated balance sheet of the Registrant and its subsidiary as of December 31, 1996, and the related consolidated statements of operations, stockholders' equity, and cash flows for the years ended December 31, 1996 and 1995. Jones, Jensen & Company has not issued an adverse opinion or a disclaimer of opinion, nor has any report during the past two years been qualified or modified as to uncertainty, audit scope, or accounting principles, other than the inclusion of a going concern paragraph in the June 3, 1997 audit report.

     During each of the Registrant's two most recent fiscal years, and any subsequent interim period preceding the dismissal of Jones, Jensen & Company, there were no disagreements with Jones, Jensen & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     During the Registrant's two most recent fiscal years and any subsequent interim period preceding this change in certified accountants,

(A) Jones, Jensen & Company did not advise the Registrant that the internal controls necessary for the Registrant to develop reliable financial statements do not exist;

(B) Jones, Jensen & Company did not advise the Registrant that information had come to the accountant's attention that led it to no longer be able to rely on management's representations, or that made it unwilling to be associated with the financial statements prepared by management;

(C) Jones, Jensen & Company did not advise the Registrant of the need to expand significantly the scope of its audit, or that information had come to the accountant's attention during said time period that if further investigated, may: (i) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (ii) cause it to be unwilling to rely on management's representations or be associated with the Registrant's financial statements; or

(D) Jones, Jensen & Company did not advise the Registrant that information had come to the accountant's attention that it had concluded materially impacted the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements).

     The decision to change accountants was recommended and approved by the audit committee of the Board of Directors.

     On January 29, 1998, the Registrant engaged Deloitte & Touche, LLP as the new independent accountant engaged as the principal accountant to audit the Registrant's financial statements. During the Registrant's two most recent fiscal years, and any subsequent interim period prior to engaging Deloitte & Touche, LLP, neither the Registrant nor someone on its behalf consulted Deloitte & Touche, LLP regarding (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter which was either the subject of a disagreement (there were no disagreements as stated above) or a reportable event (as described in Item 304(a)(1)(V) of Regulation S-K).

   Item 7.   Financial Statements and Exhibits.

      (a)    Financial statements of businesses acquired.   Not applicable.

      (b)    Pro forma financial information.  Not applicable.

      (c)      Exhibits

          Exhibit No.  Exhibit Description
         ------------  -----------------------------------------
           16.1        Letter Regarding Resignation of Certifying Accountant



                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NEWRIDERS, INC.
                                             --------------
                                             (Registrant)


Date:  January 30, 1998            By:  /s/ William R. Nordstrom
                                     -----------------------------
                                            William R. Nordstrom
                                            Executive Vice President

                          EXHIBIT INDEX


Exhibit No.       Exhibit Description                     Page No.
-----------       ------------------------------         ----------
16.1              Letter Regarding Resignation of
                  Certifying Accountant

                           EXHIBIT 16.1


            [JONES, JENSEN & COMPANY, LLC LETTERHEAD]


February 2, 1998

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Dear Sirs:

Re:    Newriders, Inc.

We have read Item 4 of Newriders, Inc. Form 8-K dated January 29, 1998 and are in agreement with the statements contained therein so far as those statements pertain to Jones, Jensen & Company.

Yours very truly,

/s/ Jones, Jensen & Company

Jones, Jensen & Company






   50 South Main Street, Suite 150, Salt Lake City, Utah  84144
        Telephone (801) 328-4408, Facsimile (801) 328-4461